UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2026

Sunbelt Rentals Holdings, Inc

(Exact name of registrant as specified in its charter)

Delaware	001-43081	33-3657151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1799 Innovation Pt Fort Mill, SC	29715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 803-578-5800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SUNB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2026, Lynne Fuller-Andrews, Executive Vice President, General Counsel and Corporate Secretary of Sunbelt Rentals Holdings, Inc. (the “Company”), notified the Company of her intention to retire effective November 1, 2027 (the “Retirement Date”). In connection with her retirement, Ms. Fuller-Andrews stepped down from her position as Executive Vice President, General Counsel and Corporate Secretary, effective October 23, 2026, but she will remain with the Company in a non-executive capacity through the Retirement Date (the “Transition Period”) to facilitate a seamless transition.

The Company has commenced a search for its next General Counsel.

In connection with her retirement, Ms. Fuller-Andrews entered into a Transition and Retirement Agreement (the “Retirement Agreement”) with the Company, pursuant to which Ms. Fuller-Andrews will receive a base salary of $637,500 during the Transition Period and a cash bonus for the Company’s fiscal year ending April 30, 2027 of $510,000. Ms. Fuller-Andrews will not be eligible to receive any additional cash or equity incentive compensation during the Transition Period. Subject to her execution and non-revocation of a release of claims, each of Ms. Fuller-Andrews’ equity awards that are outstanding on the Retirement Date will vest and be settled in accordance with the retirement provisions set forth in the applicable award agreement.

The foregoing description of the Retirement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Retirement Agreement, a copy of which will be filed with the Company’s quarterly report on Form 10-Q and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunbelt Rentals Holdings, Inc.

Date: October 27, 2026	By:	/s/ Gerald W. Clanton
	Name:	Gerald W. Clanton
	Title:	Associate General Counsel and Assistant Corporate Secretary